Exhibit 99.1

Rent the Runway, Inc. Announces CEO Transition

Co-Founder Jennifer Hyman to Step Down as CEO

37-Year Retail Veteran and Rent the Runway Board Member Teri Bariquit Appointed Interim CEO

Company Continues to Accelerate Its Diversification Strategy with Momentum Across AI Investments and Marketplace, Media, and B2B platforms

Company Reaffirms Full Year 2026 Financial Guidance

NEW YORK, May 13, 2026 (GLOBE NEWSWIRE) – Rent the Runway, Inc. (“Rent the Runway” or "RTR") (NASDAQ: RENT), the company transforming the way women get dressed, today announced that Co-Founder Jennifer Hyman will step down as Chief Executive Officer, President, and Board member, effective May 15, 2026. She will remain an advisor to the company through January 2027 to ensure a seamless transition. Teri Bariquit, current Board member of Rent the Runway and a 37-year retail veteran, including serving as former Chief Merchandising Officer at Nordstrom, has been appointed Interim CEO and President. She brings decades of experience understanding the evolving needs of customers and serving as a trusted partner to brands. Bariquit will lead the company alongside the Executive Leadership Team and with the support of Executive Chairman Dhiren Fonseca and the Board of Directors, who will conduct a thorough search for the company’s next CEO.

When Jennifer Hyman co-founded Rent the Runway in 2009, she set out to disrupt the trillion-dollar fashion industry and change the way women get dressed forever. She pioneered the "Closet in the Cloud," inventing the clothing rental category while normalizing secondhand clothing, and building one of the most beloved brands in the consumer space. Rent the Runway has served millions of women, forged enduring partnerships with the world's leading designers, and in 2021 became one of a small group of companies led by a woman founder to complete an IPO. Hyman helped build a company culture defined by conviction, creativity, and care — one that has held true for nearly two decades and powered Rent the Runway through every cycle.

“Building Rent the Runway has been one of the greatest privileges of my life,” said Hyman. “What has made it meaningful was never just what we built — it was the people who built it with me, the partners who trusted us, and the customers who let us be part of the moments that mattered most. Rent the Runway is stronger today than it has ever been, and that is exactly why this is the right moment for me to step down so Rent the Runway can write its next chapter.”

“Rent the Runway is a business that has fundamentally reshaped how our customers think about, access, and experience fashion,” said Bariquit. “The company is in its strongest financial position in years, with clear momentum across key initiatives, including our online marketplace, advertising and media platform, and B2B services. As I step into this role, I am focused on supporting our team and executing against our clear roadmap as we continue to scale a robust, multi-faceted platform and chart the next era of fashion discovery, creating new ways to power women to feel their best every day.”

“On behalf of the Board, we want to thank Jennifer for her visionary leadership in guiding Rent the Runway’s evolution from a disruptive startup into a category-defining fashion technology platform. Today, the business is uniquely positioned to further transform how women experience fashion, powered by proprietary data, AI-driven technology, scaled logistics, and a highly engaged customer base,” said Dhiren Fonseca, Executive Chairman of the Board for Rent the Runway. “We are privileged to have a Board member with Teri’s operational expertise who brings the right skillset and more than three decades of industry experience lead the business as we search for a permanent CEO and build on our strong foundation.”

“We have tremendous confidence in Rent the Runway’s business, which has established a powerful and trusted brand, loyal customer base, and strong demand for rental,” said Damian Giangiacomo, Managing Partner at Nexus Capital Management and member of the Board. “The company continues to unlock meaningful growth opportunities by evolving its inventory strategy with expanded product offerings across categories such as handbags and jewelry, while further strengthening engagement through investment in AI and strategic growth initiatives.”

“We also see significant tailwinds for the business from ‘re-dressing’ demand and sizing flexibility, the continued expansion of rental as a service, and the company’s ability to deepen relationships with both customers and brand partners,” said Peter Comisar, Founder and Managing Partner of STORY3 Capital Partners and member of the Board. “We believe Rent the Runway is well-positioned to scale its multi-faceted platform and drive long-term value creation, and we are fully supportive of Teri and the management team as they execute on the company’s strategic vision.”

Rent the Runway also today reaffirmed the guidance it presented on April 14, 2026, with respect to its full year 2026 results.

About Teri Bariquit

Bariquit is a veteran fashion retail executive and advisor recognized for her leadership in large-scale enterprise transformation, technology enablement, and business turnaround initiatives. She has been a member of the Rent the Runway Board of Directors since October 2025. Bariquit has more than 37 years of industry experience, having held various leadership positions at Nordstrom, Inc. (NYSE: JWN), where she most recently served as Chief Merchandising Officer from 2019 to 2023. Over her career, Bariquit played a key role in expanding Nordstrom’s revenue while increasing profit margins through digital transformation, product assortment optimization, and enhanced brand partnerships. She led a team of more than 1,200 professionals across Buying, Planning, Product Development, and Inventory Management, managing a large P&L and a significant inventory investment.

About Rent the Runway, Inc.

Founded in 2009, Rent the Runway is disrupting the trillion-dollar fashion industry and changing the way women get dressed through the Closet in the Cloud. RTR’s mission has remained the same since its founding: powering women to feel their best every day. Through RTR, customers can subscribe, rent items a-la-carte, and shop resale from hundreds of designer brands. The Closet in the Cloud offers a wide assortment of millions of items for every occasion, from evening wear and accessories to ready-to-wear, workwear, denim, casual, maternity, outerwear, blouses, knitwear, loungewear, jewelry, handbags, activewear, and ski wear. RTR has built a two-sided discovery engine, which connects deeply engaged customers and differentiated brand partners on a powerful platform built around its brand, data, logistics, and technology.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, guidance for fiscal year 2026 and statements regarding the transition of Rent the Runway’s executive leadership and the expected benefits thereof. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and were based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond our control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include our ability to drive future growth or manage our growth effectively; the highly competitive and rapidly changing nature of the global fashion industry; risks related to the macroeconomic environment, including war in the Middle East and fuel surcharges; changes in global trade policies, tariffs, and other measures that could restrict international trade; our ability to cost-effectively grow our customer base; any failure to attract or retain customers; our ability to accurately forecast customer demand, acquire and manage our offerings effectively and plan for future expenses; risks arising from the restructuring of our operations; our chief executive officer search process, and our ability to manage the transition to a new chief executive officer; our reliance on the effective operation of proprietary technology systems and software as well as those of third-party vendors and service providers; risks related to shipping, logistics and our supply chain; risks related to AI technology; our failure to realize all of the anticipated benefits of the recapitalization transactions, or that those benefits may be short-lived or insufficient for our future needs; failure to manage the transition of our Board of Directors; our failure to comply with the covenants under our credit agreement; our ability to remediate our material weaknesses in our internal control over financial reporting; our ability to comply with laws and regulations applicable to our business; our reliance on the experience and expertise of our senior management and other key personnel; our ability to adequately obtain, maintain, protect and enforce our intellectual property and proprietary rights; compliance with data privacy, data security, data protection and consumer protection laws and industry standards; risks associated with our brand and manufacturing partners; our reliance on third parties to provide payment processing infrastructure underlying our business; our dependence on online sources to attract consumers and promote our business which may be affected by third-party interference or cause our customer acquisition costs to rise; failure by us, our brand partners, or third party manufacturers to comply with our vendor code of conduct or other laws; risks related to our debt; our noncompliance with Nasdaq Marketplace Rule 5606(c)(2)(A), which requires listed companies to have at least three audit committee members; and risks related to our Class A capital stock and ownership structure.

Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from the expectations is included in our Annual Report on Form 10-K for the year ended January 31, 2026. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.